UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Section 240.14a-12

Neogen Corporation

(Name of Registrant as Specified In Its Charter)

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Your **Vote** Counts!

NEOGEN CORPORATION

2026 Annual Meeting
Vote by September 30, 2026 11:59 PM ET. For shares held in a Plan, vote by September 28, 2026 11:59 PM ET.

NEOGEN CORPORATION

NEOGEN CORPORATION
ATTN: JENNIFER EVANS STACEY
620 LESHER PLACE
LANSING, MI 48912

T01639-Z93285-P54833

You invested in Neogen and have the right to vote. You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on October 1, 2026.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 17, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

PV

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

October 1, 2026
10:00 AM, ET

Virtually at:
www.virtualshareholdermeeting.com/NEOG2026

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) Aashima Gupta 02) Raphael A. Rodriguez 03) Catherine E. Woteki, Ph.D.	For
2. To approve, on an advisory basis, the compensation of Named Executive Officers.	For
3. Ratification of appointment of BDO USA P.C. as the company's independent registered public accounting firm.	For
4. To approve the Neogen Corporation Amended and Restated Omnibus Incentive Plan.	For
5. To approve an amendment to the Neogen Corporation Employee Stock Purchase Plan.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

T01640-Z93285-P54833